SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2004



                               DRYCLEAN USA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             0-9040                                      11-2014231
             ------                                      ----------
     (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NO.)


                    290 N.E. 68 STREET, MIAMI, FLORIDA 33138
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 754-4551


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.      Other Events.
-------      -------------

         On May 14, 2004, Alan I Greenstein was elected Executive Vice President and Chief Operating Officer of the Company.



Item 12.     Results of Operations and Financial Condition
--------     ---------------------------------------------

         On May 13, 2004, the Company issued a press release announcing its results of operations for the third quarter of its 2004 fiscal year, ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DRYCLEAN USA, Inc.


Date:    May 14, 2004                   By: /s/ Venerando J. Indelicato,
                                            ------------------------------------
                                                Venerando J. Indelicato,
                                                Treasurer and Chief Financial
                                                Officer




















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


                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------

99.01             DRYCLEAN USA, Inc.'s Press Release dated May 13, 2004.






















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